UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2014

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13115 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On August 12, 2014, Applied Optoelectronics, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the second quarter ended June 30, 2014. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K.

The information furnished in this Current Report under this Item 2.02 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2014, James L. Dunn, Jr. informed the Company of his intention to resign from his position as Chief Financial Officer. Mr. Dunn’s resignation will be effective on August 15, 2014.

On August 9, 2014, the Company’s board of directors appointed Stefan J. Murry, PhD., the Company’s Chief Strategy Officer, as Chief Financial Officer effective August 15, 2014, to replace Mr. Dunn. Dr. Murry, age 41, has served as the Company’s Chief Strategy Officer since December 2012 and will continue to serve in this role under his new appointment. Previously, Dr. Murry served as our Vice President of Sales and Marketing from June 2004 until December 2012, our Director of Sales and Marketing from January 2000 to June 2004 and as a Senior Engineer of Device Packaging from February 1997 to January 2000. He also previously served as Research Associate and Mission Control Specialist with the Space Vacuum Epitaxy Center in Houston, TX. Dr. Murry has been issued multiple patents in the optoelectronics industry, as well as in various related and complimentary industries. Dr. Murry received BS and MS degrees in Physics and a Ph.D. in Electrical Engineering from the University of Houston.

There are no family relationships between Dr. Murry and any director or executive officer of the Company, and Dr. Murry has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated August 12, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2014	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name	David C. Kuo,
	Title:	General Counsel, Vice President and Secretary

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Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Press release dated August 12, 2014

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